UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2025
Date of Report (date of earliest event reported)
Bed Bath & Beyond, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-41850	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2025, Bed Bath & Beyond, Inc. (the “Company”), announced that the Board of Directors of the Company declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and are being distributed on October 7, 2025, to the holders of record of Common Stock as of the close of business on October 2, 2025 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, dated as of October 7, 2025, between the Company, Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date will receive one Warrant for every ten shares of Common Stock (rounded down to the nearest whole number for any fractional Warrant).

Each Warrant will entitle the holder to purchase, at the holder’s sole and exclusive election commencing on the date the registration statement on Form S-3 referred to below has become effective, at a cash exercise price of $15.50 per Warrant (the “Exercise Price”), one share of Common Stock. Payment for shares of Common Stock upon exercise of Warrants must be in cash.

Unless the Early Expiration Price Condition (defined below) is met, the Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on October 7, 2026 (the “Expiration Date”). The Expiration Date is subject to automatic acceleration upon satisfaction of the Early Expiration Price Condition.

Upon the occurrence of the first 30 consecutive Trading Day (defined below) period commencing on the first Trading Day immediately following the distribution date of the Warrants in which the daily VWAPs (defined below) of the shares of Common Stock has been at least equal to the then applicable Early Expiration Trigger Price (defined below) for at least 20 Trading Days (whether or not consecutive) (the “Early Expiration Price Condition” and the last Trading Day of such 30 consecutive Trading Day period to occur, the “Early Expiration Price Condition Date”), the Expiration Date will automatically accelerate to the date (the “Early Expiration Date”) that is the business day immediately following the Early Expiration Price Condition Date.

Notwithstanding the foregoing, the Company may, in its sole discretion, elect to set the Early Expiration Date on a date falling after the business day immediately following the Early Expiration Price Condition Date (such date, an “Alternate Expiration Date”). In order to exercise the right to set an Alternate Expiration Date, the Company shall, no later than the fifth Qualifying Trading Day (defined below) occurring in any 20 consecutive Trading Day period, make a public announcement by issuance of a press release that the Company is reserving the right to set an Alternate Expiration Date in the event the Early Expiration Price Condition does occur. If the Company sets an Alternate Expiration Date, the expiration of the Warrants on such Alternate Expiration Date shall be conditioned on the daily VWAP of a share of Common Stock being at least equal to the quotient of the Exercise Price divided by the Warrant Exercise Rate for each of the two Trading Days immediately preceding such Alternate Expiration Date (the “Additional Price Condition”). As promptly as practicable after market close on the Trading Day immediately preceding the Alternate Expiration Date, the Company will make a public announcement by issuance of a press release as to whether the Additional Price Condition is met. The Company may, in its sole discretion, in any such press release, postpone (on one or more occasions) such Alternate Expiration Date to a new Alternate Expiration Date. If the Additional Price Condition is not met as to an Alternate Expiration Date specified by the Company, unless the Company sets a new Alternate Expiration Date as set forth in the preceding paragraph, the Expiration Date will remain October 7, 2026 unless another Early Expiration Price Condition Date subsequently occurs.

For the purposes of the foregoing, “VWAP” of the Common Stock (or other security) on any date of determination means, (i) in the case of the Common Stock, for any day on which trading in the Common Stock generally occurs on The New York Stock Exchange (the “Exchange”) (or, if the Common Stock is not listed on the Exchange, the U.S. national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock on such day), the per-share volume-weighted average price based on all trades in the consolidated tape system as displayed on Bloomberg page “BBBY US Equity HP” (setting: “Volume Weighted Average Line”) (or its equivalent successor if such page or setting is not available) in respect of such day and (ii) in the case of any other security, for any day on which trading in such security generally occurs on the Exchange (or, if such security is not listed on the Exchange, the U.S. national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security on such day), the per-share volume-weighted average price based on all trades in the consolidated tape system as displayed on Bloomberg page “HP” for such security in respect of such day. If such information is not so available for the Common Stock or such other security, the VWAP on such date shall be the last reported sale price for the Common Stock or such other security on such day.

A “Trading Day” for the purposes of the foregoing definition means a day on which the Common Stock (or other security) (i) at the close of regular way trading (not including after-hours or extended market trading) is not suspended from trading on the Exchange or, if the Common Stock (or such other security, as the case may be) is not listed on the Exchange, any U.S. national or regional securities exchange or association or over-the-counter market that is the primary market for the trading the Common Stock (or such other security, as the case may be) at 5:00 p.m., New York City time, and (ii) has traded at least once regular way on the Exchange or, if the Common Stock (or such other security, as the case may be) is not listed on the Exchange, such other U.S. national securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock (or such other security, as the case may be); provided that if the Common Stock (or such other security, as the case may be) is not so listed or traded, “Trading Day” means a Business Day.

A “Qualifying Trading Day” for purposes of the foregoing means any Trading Day (falling on or after the date that is 20 Qualifying Trading Days after the issue date of the Warrants) on which the VWAP of the Common Stock on such Trading Day is at least equal to the Early Expiration Trigger Price in effect on such Trading Day.

The “Early Expiration Trigger Price” is initially equal to $18.60, subject to certain adjustments.

In the event of an early expiration of the Warrants, the Warrants will be exercisable until 5:00 p.m. New York city time on the business day immediately following the Early Expiration Price Condition Date. If the Early Expiration Price Condition occurs, the Company will make a public announcement to that effect by issuance of a press release of the adjusted Expiration Date prior to market open on the Expiration Date, as adjusted. Subject to applicable laws and regulations and the terms of the Warrant Agreement, including the occurrence of the Early Expiration Price Condition or the Additional Price Condition, the Warrants may be exercised at any time starting on the date of the effectiveness of the registration statement referred to below until 5:00 p.m. New York City time on the Expiration Date.

The number of shares of Common Stock issuable upon exercise of the Warrants is subject to certain anti-dilution adjustments, including for stock dividends, splits, subdivisions, reclassifications and combinations, other distributions and spinoffs, and shareholder rights plans.

We have applied for the Warrants to be listed on the New York Stock Exchange (“NYSE”) under the ticker “BBBY WS”, and we anticipate that the Warrants will be available to trade on the NYSE as early as Monday, October 13, 2025.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as an exhibit to this Form 8-K. In connection with the Warrant Distribution, the Company is concurrently filing a registration statement on Form S-3 registering up to 6,884,548 shares of Common Stock to be issued upon exercise of the Warrants under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On October 8, 2025, the “Company” issued a press release announcing the distribution of warrant dividends to its shareholders and eligible noteholders as of the October 2, 2025 record date. The press release is attached as Exhibit 99.1 to this Form 8-K.

The information furnished in this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The issuance of the Warrants in the Warrant Distribution has not been registered under the Securities Act, as the distribution of a Warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus included in the Form S-3 registration statement describing the terms of the Warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants. Please read the warrant agreement relating to the Warrants when it becomes available as it will contain important information about the terms of the Warrants.

Forward Looking Statements

This Form 8-K and the exhibits attached to this Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated warrant distribution, including: our expectations regarding the warrant dividend and distribution; the anticipated record date and distribution date for the warrant distribution; the potential aggregate gross proceeds from warrant exercises; the expected use of proceeds from any proceeds received from warrant exercises; the acceptance of trading of the warrants on the New York Stock Exchange; the price of those warrants and the existence of a market for those warrants; and the participation in the warrant distribution. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. These and other risks are more fully described in the Company’s filings with the SEC, including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025, and other filings and reports that the Company may file from time to time with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
4.1
Warrant Agreement (including Form of Warrant), dated October 7, 2025, between the Company, Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., as Warrant Agent (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 filed with the Commission on October 8, 2025)

99.1	Press Release Issued October 8, 2025
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ ADRIANNE B. LEE
Adrianne B. Lee
President and Chief Financial Officer
Date:	October 8, 2025